UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30424	27-2037711
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5920 N. Florida Avenue Hernando, FL	34442
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 489-6912

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement

The applicable information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 27, 2015, National Waste Management Holdings, Inc. (the “Company”) entered into Membership Purchase Interest Agreements (the “Agreements”) with Denton L. Reed, an individual, (“Reed”) and National Waste Management Systems, LP, a Florida limited partnership, (“National Waste”, and together with Reed, the “Sellers”) whereby the Company acquired 100% membership interests in Waste Recovery Enterprises, LLC, (“Waste Recovery Enterprises”) a permitted waste processing and disposal facility in Bainbridge, New York. Pursuant to the terms of the Agreements, in exchange for 100% of the outstanding membership interests in Waste Recovery Enterprises, the Company (i) issued Reed a 4% promissory note in the principal amount of $250,000 (the “Note”) and 1,250,000 shares of common stock of the Company and (2) issued National Waste 1,500,000 shares of common stock of the Company.

Waste Recovery Enterprises has been in continuous operation since 1998 and principally serves the Northeastern U.S. industrial and residential markets. Waste Recovery's facility is expected to enhance the service offerings of the Company, bid and win more work, and increase penetration of key accounts, while extending the Company’s footprint in the New York Region. The acquisition of Waste Recovery is consistent with the Company’s business strategy to acquire facilities that increase the geographic footprint, augment services to existing customers, and attract new customers in under serviced markets.

The Agreements and Note are filed hereto as Exhibit 4.1, 10.1 and 10.2, to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreements and the Note are subject to, and qualified in its entirety by, the Agreements and Note attached hereto, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Promissory Note, issued to Denton L. Reed, dated October 27, 2015.
10.1	Membership Interest Purchase Agreement, dated October 27, 2015 between National Waste Management Systems, LP and National Waste Management Holdings, Inc.
10.2	Membership Interest Purchase Agreement, dated October 27, 2015 between Denton L. Reed and National Waste Management Holdings, Inc.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

Date: November 5, 2015	By:	/s/ Louis Paveglio
Louis Paveglio Chief Executive Officer

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